INDEMNIFICATION AGREEMENT


                  AGREEMENT,  effective  as of  September  18, 1998  between LEE
ENTERPRISES, INCORPORATED, a Delaware corporation (the "Company"), and (the "Indemnitee").

                  WHEREAS, Indemnitee is a __________ of the Company;

                  WHEREAS,   both  the  Company  and  Indemnitee  recognize  the
increased risk of litigation and other claims being asserted against directors and officers of public companies in today's environment;

                  WHEREAS, basic protection against undue risk of personal liability of directors and officers heretofore has been provided through insurance coverage providing reasonable protection at reasonable cost; as a result of substantial changes in the marketplace for such insurance it has become increasingly more difficult to obtain such insurance on terms providing reasonable protection at reasonable cost;

                  WHEREAS, the By-laws of the Company require the Company to indemnify and advance expenses to its directors and officers to the full extent permitted by law and Indemnitee will serve as a director or officer of the Company in part in reliance on such By-laws;

                  WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's service to the Company in an effective manner, the inadequacy of the Company's director and officer liability insurance coverage, and Indemnitee's reliance on the aforesaid By-laws, and in part to provide Indemnitee with specific contractual assurance that the protection afforded by such By-laws will be available to Indemnitee (regardless of, among other things, any amendment to or revocation of such By-laws or any change in the composition of the Company's Board of Directors or acquisition transaction relating to the Company), the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the full extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the coverage of Indemnitee under the Company's directors' and officers' liability insurance policies;

                  NOW, THEREFORE, in consideration of the premises and of Indemnitee's service to the Company, directly or indirectly, and intending to be legally bound hereby, the parties hereto agree as follows:

                  1. In the event Indemnitee becomes a party to or a witness or other participant in, or is threatened to be made a party to or a witness or other participant in, any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to any such action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (a "Claim") by reason of (or arising in part out of) the fact that Indemnitee is or was a director, officer, employee, manager, agent or fiduciary of the Company, or is or was serving at the request of the Company as a director, officer, employee, trustee, manager, agent or fiduciary of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, or by reason of anything done or not done by Indemnitee in any such capacity (an "Indemnifiable Event"), the Company shall indemnify Indemnitee to the full extent permitted by law (the determination of which shall be made by the Reviewing Party referred to below) as soon as practicable but in any event no later than thirty days after written demand is presented to the Company, against any and all expenses (including attorneys' fees and all other costs, expenses and obligations paid or incurred in connection with investigating, preparing for and defending or participating in the defense of (including on appeal) any Claim relating to any Indemnifiable Event) (collectively "Expenses"), judgments, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement) of such Claim.

                  If so requested by Indemnitee, the Company shall advance (within two business days of such request) any and all such Expenses to Indemnitee; provided, however, that (i) the foregoing obligation of the Company shall be subject to the condition that an appropriate person or body (the "Reviewing Party") shall not have determined (in a written opinion in any case in which the special, independent counsel referred to in Section 2 hereof is involved) that Indemnitee would not be permitted to be so indemnified under applicable law, and (ii) if, when and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid (unless Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, in which event Indemnitee shall not be required to so reimburse the Company until a final judicial determination requiring such reimbursement is made with respect thereto as to which all rights of appeal therefrom have been exhausted or lapsed).

                  The Company shall not be obligated to indemnify or advance any additional amounts to Indemnitee under this Agreement (unless there has been a determination by a court of competent jurisdiction that the Indemnitee would be permitted to be so indemnified or entitled to such expense advances under applicable law).

                  If there has not been a Change in Control of the Company (as hereinafter defined), the Reviewing Party (which can, but does not have to, be the disinterested members of the Board of Directors or a committee comprised of one or more disinterested members of the Board of Directors) shall be selected by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, proceeding or suit, unless such a quorum is not obtainable in which case the Reviewing Party shall be selected by the special, independent counsel referred to in Section 2 hereof. If there has been a Change in Control of the Company, the Reviewing Party shall be the special, independent counsel referred to in Section 2 hereof.

                  If Indemnitee has not been indemnified by the expiration of the foregoing thirty-day period or received expense advances or if the Reviewing Party determines that Indemnitee substantively would not be permitted to be indemnified or be entitled to expense advances in whole or in part under applicable law, Indemnitee shall have the right to commence litigation seeking from the court a finding that Indemnitee is entitled to indemnification and expense advances or enforcement of Indemnitee's entitlement to indemnification and expense advances or challenging any determination by the Reviewing Party or any aspect thereof that Indemnitee is not entitled to be indemnified or receive expense advances; any determination by the Reviewing Party otherwise shall be conclusive and binding on the Company and Indemnitee. Indemnitee agrees to bring any such litigation in any court in the states of Iowa or Delaware having subject matter jurisdiction thereof and in which venue is proper, and the Company hereby consents to service of process and to appear in any such proceeding.

                  2. The Company agrees that if there is a Change in Control of the Company (as hereinafter defined), then with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnity payments and expense advances under this Agreement or any other agreement or By-laws now or hereafter in effect relating to Claims for Indemnifiable Events, the Company shall seek legal advice only from special, independent counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company (other than in connection with such matters) or Indemnitee. Unless Indemnitee has theretofore selected counsel pursuant to this Section 2 and such counsel has been approved by the Company, the firms in the attached Exhibit A shall be deemed to satisfy the requirements set forth above, and neither the Company nor Indemnitee shall engage such firm for any purpose (other than in the case of the Company, with respect to matters concerning the rights of Indemnitee [or of other indemnitees under similar indemnity agreements] to indemnity payments and expense advances). Such counsel, among other things, shall determine whether and to what extent Indemnitee is permitted to be indemnified or is entitled to expense advances under applicable law and shall render its written opinion to the Company and Indemnitee to such effect.

                  For purposes of this Agreement, a "Change in Control of the Company" shall be deemed to have occurred if: (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the shares of the Company's Common
Stock and Class B Common Stock treated as one class (the "Common Shares") occurs; provided, however, that for purposes of this subsection (1), the following acquisitions shall not be deemed to result in a Change of Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company,
(C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction that complies with clauses (A), (B) and (C) of subsection (3) below; or (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or (3) consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a "Business Combination") occurs unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners of the Common Shares immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the Common Shares or, with respect to an entity other than the Company, the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation that as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Common Shares, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or any corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the Common Shares or, with respect to an entity other than the Company, the combined voting power of the then outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or (4) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company occurs.

                  The Company agrees to pay the reasonable fees of the special, independent counsel referred to above and to fully indemnify such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto except for willful misconduct or gross negligence.

                  3. The Company shall indemnify Indemnitee against any and all expenses (including attorneys' fees) and, if requested by Indemnitee, shall (within two business days of such request) advance such expenses to Indemnitee, which are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for (i) indemnification or advance payment of Expenses by the Company under this Agreement or any other agreement or Company By-laws now or hereafter in effect relating to Claims for Indemnifiable Events and/or (ii) recovery under any directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advance payment of Expenses or insurance recovery, as the case may be.

                  4. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses, judgments, fines, penalties and amounts paid in settlement of such action, suit or proceeding but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise in the defense of any claim relating in whole or in part to any Indemnifiable Event or in defense of any issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

                  5. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that Indemnitee is not entitled to indemnification or expense advance or that indemnification or expense advance is not permitted by applicable law.

                  6. The parties recognize that several of the Company's By-law provisions on indemnification substantially reflect the current provisions of
Section 145 of the General Corporation Law of Delaware; that directors' and officers' liability insurance provides benefits beyond those specified in said
Section 145; and that Section 145(f) provides that the benefits of the statute are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any agreement or otherwise. It is the intent of the parties that the benefits to be derived by Indemnitee hereunder shall not be limited to those provided by said Section 145 (as presently enacted or as it may in the future be changed or interpreted, by statute or judicial decision) or any By-laws of the Company based thereon; but shall extend to the full extent permitted by law now or hereafter in effect (including giving full effect to Section 145(f), and this Agreement shall be so interpreted by the Reviewing Party herein.

                  7. Indemnitee shall notify the Company in writing of the institution of any action, suit, proceeding, inquiry or investigation that is or may be subject to this Agreement; provided, that the failure to give such notice shall not affect Indemnitee's rights hereunder.

                   8. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

                  9. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, his spouse, heirs, executors or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such twoyear period; provided, however, that if any shorter period of limitation is otherwise applicable to any such cause of action, such shorter period shall govern.

                  10. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  11. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                  12. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, By-law or otherwise) of the amounts otherwise indemnifiable hereunder.

                  13. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, executors, and personal and legal representatives. This Agreement shall continue in effect regardless of whether Indemnitee continues to serve as an officer or director of the Company or of any other enterprise at the Company's request.

                  14. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law.

                  15. This  Agreement  shall be governed  by and  construed  and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in such state, but excluding any conflicts-of-law rule or principle which might refer such governance, construction or enforcement to the laws of another state or country.

                  Executed as of the date first above written.


                                                   LEE ENTERPRISES, INCORPORATED



                                                   By: /s/ Richard D. Gottlieb
                                                   -----------------------------
------------------------------                     Richard D. Gottlieb
Indemnitee                                         President and CEO

                                    Exhibit A
                          to Indemnification Agreement


Morris, Nichols, Arsht & Tunnell
Twelfth & Market Streets
P.O. Box 1347
Wilmington, DE 19899-1347
(302) 658-9200

Prickett, Jones, Elliott, Kristol & Schnee
1310 King Street
P.O. Box 1328
Wilmington, DE 19899-1328
(302) 658-5102